Exhibit 10.13

SPECIFIC DISTRIBUTION AGREEMENT FOR NV-01 PRODUCT

THIS SPECIFIC DISTRIBUTION AGREEMENT is made between:

VIRBAC, a company organized under the law of FRANCE, with registered office at 1ère avenue 2065 M – L.I.D., 06516, Carros, France - registered under number 417 350 311 RCS at Grasse, France, acting for itself and its Affiliates, herein duly represented by Christian Karst, Member of the Executive Board,

Hereinafter referred to as “VIRBAC”;

AND

NEXVET IRELAND LIMITED, a company organised under the laws of Ireland, with registered office at 88 Harcourt Street, Dublin 2 Ireland, with registered number 550752, represented by Dr Mark Heffernan, Chief Executive Officer & Director,

Hereinafter referred to as “NEXVET”

WHEREAS:

A Master Collaboration, Supply and Distribution Agreement of Product has been entered into between VIRBAC and NEXVET on the November 24th 2014 (the “Agreement”) whereby NEXVET and VIRBAC have agreed the general terms upon which NEXVET shall provide the Product to VIRBAC and/or its Affiliates.

VIRBAC is willing to purchase NV-01 Product from NEXVET, distribute NV-01 Product and NEXVET is willing to provide such NV-01 Product to VIRBAC, subject to the terms and conditions of the Agreement and this Specific Distribution Agreement.

Article 1. Definitions

NV-01 Product means pharmaceutical canine monoclonal antibody product under its finished form targeting nerve growth factor (NGF) covered by the Patent.

Article 2. Purpose of this Specific Agreement

2.1	The purpose of this Specific Distribution Agreement is to: (i) specify the conditions under which VIRBAC will place orders to NEXVET for the provision of NV-01 Product in accordance with the Target Product Profile defined in Exhibit 1, the Marketing Authorization and the Specification defined in Exhibit 3 and (ii) for VIRBAC to distribute NV-01 Products in the Territory.

2.2	The provisions of the Agreement not otherwise modified in the Specific Distribution Agreement apply to this Specific Distribution Agreement. To the extent that there is any inconsistency between this Specific Distribution Agreement and the Agreement, the terms of the Agreement shall prevail, unless expressly stated otherwise in this Specific Distribution Agreement.

2.3	Capitalized terms that are not otherwise defined in this Specific Distribution Agreement have the meanings specified in the Agreement.

Article 3.	Development Plan

The Development Plan for NV-01 Product shall describe all the proposed development and regulatory activities of NEXVET, including the proposed timelines for such activities, to obtain the Marketing Authorizations in the Territory and according to the Target Product Profile defined in Exhibit 1.

Such Development Plan shall be approved by the JSC and included in Exhibit 2 within [***] of execution of this Specific Distribution Agreement.

Article 4.	Marketing Authorization

If the Marketing Authorization for NV-01 Product in Europe is not obtained within [***] from the date of execution of the Agreement, then VIRBAC has the right to terminate the Agreement and this Specific Distribution Agreement.

Article 5.	Minimum Annual Net Sales Obligations

For NV-01 Product, the Minimum Annual Net Sales Obligations for the Territory calculated from the fourth full calendar year following the First Commercialization of NV-01 Product in any one of the Major Countries, are as follows:

In year 4: [***]

In year 5: [***]

In year 6: [***]

In year 7: [***]

In year 8: [***]

In year 9: [***]

In year 10: [***]

The functional currency in the VIRBAC’s group’s foreign subsidiaries is the current local currency. The financial income statements of foreign companies for which the functional currency is not the Euro are converted using the published Banque de France foreign exchange reference monthly average rate. Payments to Nexvet will be calculated on this basis. For the purpose of calculations, the Net Sales will be converted from Euro to USD using the Banque de France’s published foreign exchange reference monthly average rate for the period and compared to the USD Minimum Annual Net Sales Obligations amounts disclosed in the Specific Distribution Agreement.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Article 6.	Manufacturing

The Manufacturer(s) and the Manufacturing Site(s) for NV-01 Product shall be defined by NEXVET and included by amendment to this Specific Distribution Agreement no later than [***] prior to the first filing of the Registration Dossier of NV-01 Product with the applicable regulatory authority in the Territory.

Article 7.	Supply and Delivery

NEXVET warrants that NV-01 Product shall meet the Specification as set out in Exhibit 3. Such Specification shall be included in Exhibit 3 no later than [***] prior to the first filing of the Registration Dossier of NV-01 Product with the applicable regulatory authority within the Territory.

The NV-01 Product shall be delivered within a maximum of [***] from the date of receipt of VIRBAC’s orders, and, unless agreed otherwise in writing, shall be delivered Ex-Works Incoterms 2010 at the Manufacturing Site.

The minimum quantity per order will be agreed by the Parties in writing no later than [***] prior to the first filing of the Registration Dossier of NV-01 Product with the applicable regulatory authority in the Territory.

Article 8.	Pharmacovigilance

A pharmacovigilance data exchange agreement shall be agreed by the Parties and included in Exhibit 4 no later than [***] prior to the first filing of the Registration Dossier of NV-01 Product with the applicable regulatory authority in the Territory.

Article 9.	Financial terms

The financial terms for NV-01 Product are as follows:

9.1	Milestone Payment

VIRBAC shall pay to NEXVET:

(a)	[***] when the first Marketing Authorisation for NV-01 is issued in a Major Country; and

(b)	[***] on the First Commercialization of NV-01.

For the sake of clarity, each of the above milestone payments is only to be paid once. These milestones payments shall be made by VIRBAC to NEXVET in USD.

9.2	NEXVET Fees

NEXVET Fees will be equal to [***] for sales of NV-01 Product by VIRBAC and/or its Affiliates in the Territory, and which included the deferred payment of the Manufacturing Margin.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

9.3	Purchase Price of NV-01 Product

The Parties agree to discuss and validate the Purchase Price of NV-01 Product through the JSC and to include it by amendment in this Specific Distribution Agreement no later than [***] prior the first filing of the Registration Dossier with the applicable regulatory authority in the Territory.

The Purchase Price of NV-01 Product shall be fairly negotiated and revised by the JSC annually before the end of October taking into consideration the forecasts, the batch(es) size, increase or decrease of raw material costs (based on international prices) and the variation of the manufacturing costs.

The prices, as revised, shall be effective for NV-01 Product to be delivered after January 1st of the following year.

NEXVET shall use its reasonable endeavours to reduce such Purchase Price during the term of the Agreement.

The non-binding target Total Cost of Goods for NV-01 Product shall be below [***] of the Net Sales of NV-01 Product.

Article 10.	Term

This Specific Distribution Agreement is deemed to come into force on November 24th, 2014 and shall remain in force for 10 (ten) years from the date of First Commercialization of NV-01 Product (“Initial Term”).

The Specific Distribution Agreement shall thereafter automatically be renewed by periods of 2 (two) years, unless a written notice of termination is sent, by registered letter and confirmed by email, by one of the Parties, no later than 6 (six) months prior to the expiration of the Initial Term or any 2 (two) year extension thereof.

Article 11. Trademarks

The Trademark(s) for NV-01 Product shall be agreed by the JSC and included by amendment to this Specific Distribution Agreement no later than [***] prior to the first filing of the Registration Dossier of NV-01 Product with the applicable regulatory authority of NV-01 Product in the Territory.

Article 12. Quality Agreement

A Quality Agreement shall be negotiated and agreed between the Parties and included in Exhibit 4 no later than [***] prior to the first first filing of the Registration Dossier of NV-01 Product with the applicable regulatory authority in the Territory.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Article 13. Material Safety Data Sheet

NEXVET shall complete a Material Safety Data Sheet (MSDS) regarding NV-01 Product. This MSDS shall be included in Exhibit 5 no later than [***] prior to the first filing of the Registration Dossier of NV-01 Product with the applicable regulatory authority in the Territory.

Article 14. Counterpart Signatures

This Specific Distribution Agreement may be executed in any number of counterparts, each of which when executed shall constitute an original of this Specific Distribution Agreement, but all the counterparts together constitute the same Specific Distribution Agreement. No counterpart shall be effective until each party has executed at least one counterpart.

IN WITNESS OF THE ABOVE the Parties have signed this Specific Distribution Agreement on the date written at the head of this Specific Distribution Agreement.

VIRBAC		NEXVET

By:	/s/ Christian Karst	By:	/s/ Mark Heffernan

Name:	Christian Karst	Name:	Dr Mark Heffernan

Title:	Member of the Executive Board	Title:	Chief Executive Officer and Director

Date and place:	November 28, 2014 Nice, France	Date and place:	26 November 2014 Dublin, Ireland

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Exhibit 1 – Target product profile for NV-01

[***]

UNIT DOSING TABLE

[***]

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Exhibit 2 – Development Plan for NV-01 Product

[To be completed.]

Exhibit 3 – Specification for NV-01 Product

[To be completed.]

Exhibit 4 – Quality Agreement for NV-01 Product

[To be completed.]

Exhibit 4 – Pharmacovigilance Agreement for NV-01 Product

[To be completed.]

Exhibit 5 – Material Safety Data Sheet for NV-01 Product

[To be completed.]

Exhibit 6 – Information for NV-01 Product

[To be completed.]